SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 16, 2003

Date of Report

BAXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission file number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 948-2000

Item 12.    Results of Operations and Financial Condition.

On October 16, 2003, Baxter International Inc. issued the attached press release reporting its financial results for the third quarter of 2003. The press release, including attachments, is furnished as Exhibit 99 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC. (Registrant)

By:	/S/ Jan Stern Reed
Jan Stern Reed Corporate Secretary

Date: October 16, 2003

Exhibit Index

Exhibit No.	Description

99	Press Release dated October 16, 2003